GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P and Class R6 Shares of the

Goldman Sachs High Yield Municipal Fund

Goldman Sachs Dynamic Municipal Income Fund

Goldman Sachs Short Duration Tax-Free Fund

(the “Funds”)

Supplement dated January 28, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the  “SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Ben Barber will no longer serve as a portfolio manager for the Funds. Scott Diamond and Joseph Wenzel will continue to serve as portfolio managers for the Funds.

Accordingly, effective immediately, all references to Mr. Barber in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

GSSDMUNISTK 01-20